SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2005

DREW INDUSTRIES INCORPORATED

Delaware	0-13646	13-3250533

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

200 Mamaroneck Avenue, White Plains, New York	10601

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(914) 428-9098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On or about October 7, 2005, the Registrant entered into an Executive Employment and Non-Competition Agreement with Jason Lippert, pursuant to which Mr. Lippert will serve as President and CEO of Lippert Components, Inc. (“LCI”), a subsidiary of the Registrant. The term of the Agreement commences January 1, 2006 and terminates on December 31, 2010. Mr. Lippert will receive a base salary of $400,000 per annum plus performance-based incentive compensation as provided in the Agreement, subject to Registrant’s 2002 Equity Award and Inventive Plan. Mr. Lippert is currently President and CEO of LCI and serves pursuant to an agreement which expires December 31, 2005.

Item 9.01	Financial Statements and Exhibits

Exhibits

10.1	Executive Employment and Non-Competition Agreement

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED

(Registrant)

By:	/s/ Fredric M. Zinn

Fredric M. Zinn

Executive Vice President and

Chief Financial Officer

Dated: October 10, 2005

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